UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue
Suite 1250
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company” or “CBRE”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Forms of RSU Grant Notices and Award Agreements under the Amended and Restated 2019 Equity Incentive Plan

On March 5, 2024, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved new forms of grant notices and restricted stock unit (“RSU”) award agreements (collectively, the “RSU Award Agreements”) for RSU awards granted on or after March 5, 2024 under the Company’s Amended and Restated 2019 Equity Incentive Plan (which was previously approved by our stockholders and referred to herein as the “2019 Plan”), pursuant to which the Compensation Committee may grant Time Vesting RSUs, Core EPS Performance Vesting RSUs and Relative TSR Performance Vesting RSUs (together, the “2024 Award Agreements”) to the Company’s named executive officers from time to time, including with respect to the annual equity grant made on March 5, 2024.

Time Vesting RSU Award Agreement. Under the terms of the Time Vesting RSU Award Agreement, Time Vesting RSUs are subject to a four-year vesting period, with 1/4th of the total Time Vesting RSUs vesting on each anniversary of the vesting commencement date.

Core EPS Performance Vesting RSU Award Agreement. Under the terms of the Core EPS Performance Vesting RSU Award Agreement, recipients will receive a “target” number of Core EPS Performance Vesting RSUs. The actual number of Core EPS Performance Vesting RSUs that will vest, subject to the recipient’s continued employment, on the third anniversary of the vesting commencement date will be determined by measuring actual Core EPS versus the threshold, target and maximum Core EPS performance targets for the fiscal year in which the Core EPS Performance Vesting RSU Award is granted.

•	If actual Core EPS is less than the Core EPS threshold performance level, then no Core EPS Performance RSUs will vest.

•	If actual Core EPS is equal to the Core EPS threshold performance level, then 50% of the target number of Core EPS Performance Vesting RSUs will vest.

•	If actual core EPS is equal to the target performance level, then the target number of Core EPS Performance Vesting RSUs will vest.

•

The maximum number of Core EPS Performance RSUs that may become vested under the award is 200% of the target Core EPS Performance Vesting RSU award, and there is linear interpolation between the threshold and target and target and maximum performance levels.

“Core EPS” is defined as the Company’s core earnings per share, as equitably adjusted by the Compensation Committee for any of the adjustment factors set forth in Section 12(a) of the 2019 Plan and as otherwise determined by the Compensation Committee in its reasonable discretion to be necessary to prevent enlargement or diminution of the benefits or potential benefits intended to be provided pursuant to the award.

Relative TSR Performance Vesting RSU Award Agreement. Under the terms of the Relative TSR Performance Vesting RSU Award Agreement, recipients will receive a “target” number of Relative TSR Performance Vesting RSUs. The actual number of Relative TSR Performance Vesting RSUs that will vest is determined by measuring our cumulative total shareholder return (“TSR”) against the cumulative TSR of each of the 100 companies that, on the vesting commencement date for the award, are in the S&P 500 and are the 50 companies that are ranked immediately higher than the Company plus the 50 companies that are ranked immediately lower than the Company, in each case based on their and the Company’s respective market capitalizations on such vesting commencement date (the “Comparison Group”) over a measurement period commencing on the vesting commencement date and ending on the last day of the January immediately before the third anniversary of vesting commencement date (the “End Date”). For purposes of measuring TSR, the initial value of the Company’s Class A common stock will be the average closing price of such common stock for the 20 trading days immediately preceding the vesting commencement date and the final value of the Company’s Class A common stock will be the average closing price of such common stock for the 20 trading days immediately preceding the End Date (and the value of the common stock of each member of the Comparison Group will be similarly measured). The number of Relative TSR Performance Vesting RSUs that will vest at the end of the measurement period is determined as follows (such number to be determined by linear interpolation if the Company’s performance percentile ranking falls between the percentiles set forth below):

Performance Percentile Ranking	% of Target Relative TSR Performance Vesting RSUs That Vest
less than or equal to 25th percentile	0%
At 50th percentile	100%
75th percentile or greater	175%

The Relative TSR Performance Vesting RSUs will vest on the later of the date on which the Compensation Committee certifies the performance percentile ranking achieved (which certification will occur as soon as practicable, but in no event more than 90 days, following the end of the performance period) and the third anniversary of the vesting commencement date. Any Relative TSR Performance Vesting RSUs that the Compensation Committee determines did not meet the criteria for vesting on the certification date are automatically forfeited.

The foregoing description of the 2024 Award Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Award Agreement, copies of which are filed as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

2024 Compensation for Named Executive Officers

On March 5, 2024, the Compensation Committee of the Company’s Board of Directors established 2024 compensation targets for the Company’s named executive officers.

			Long-Term Equity Incentive
Name	Base Salary	Annual Performance Award Target	Time Vest Award Target	Core EPS Award Target	Relative TSR Award Target	Total Equity Award Target
Robert E. Sulentic, Chair and Chief Executive Officer	$1,350,000	$2,700,000	$5,150,000	$5,150,000	$5,150,000	$15,450,000
Emma E. Giamartino, Chief Financial Officer	$775,000	$1,160,000	$2,032,500	$1,016,250	$1,016,250	$4,065,000
Chandra Dhandapani, Chief Executive Officer—Global Workplace Solutions	$750,000	$1,100,000	$1,825,000	$912,500	$912,500	$3,650,000
John E. Durburg, Chief Executive Officer, Advisory Services	$775,000	$1,160,000	$2,032,500	$1,016,250	$1,016,250	$4,065,000
Daniel G. Queenan, Chief Executive Officer, Real Estate Investments	$775,000	$1,160,000	$2,032,500	$1,016,250	$1,016,250	$4,065,000

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Grant Notice and Restricted Stock Unit Agreement for the Amended and Restated CBRE Group, Inc. 2019 Equity Incentive Plan (Time Vesting RSU)

10.2	Form of Grant Notice and Restricted Stock Unit Agreement for the Amended and Restated CBRE Group, Inc. 2019 Equity Incentive Plan (Core EPS Performance Vesting RSU)

10.3	Form of Grant Notice and Restricted Stock Unit Agreement for the Amended and Restated CBRE Group, Inc. 2019 Equity Incentive Plan (Relative TSR Performance Vesting RSU)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2024

CBRE GROUP, INC.

By:	/s/ Emma E. Giamartino
Emma E. Giamartino
Chief Financial Officer